                    Dear Fellow Shareholder:

                    Many investors have been disappointed in their fixed-income
  [PHOTO OF         investments' performance during the six months covered by
  Charles T.        this report. The Federal Reserve Board (the Fed) raised
    Bauer,          interest rates twice during the reporting period and again
 Chairman of        shortly after the period closed, putting downward pressure
 the Board of       on the prices of fixed-income investments. Nevertheless,
   THE FUND         there is cause for celebration of 1999 bond investments--and
APPEARS HERE]       hope for 2000. For investors who stayed the course with
                    their fixed-income funds last year, their investment dollars were used to purchase bonds at significant discounts, as fixed-income securities of all types were true bargains. In addition, yields on some fixed-income investments rose significantly during the reporting period.

                    LOOKING AHEAD
                    Most market watchers anticipate that bond market conditions will remain difficult through the first half of 2000, as the Fed may raise interest rates again to try to steer the economy to a soft landing: economic growth diminished enough to thwart inflation, but without recession. But analysts also remind us that, historically, fixed-income markets have rebounded the year following a down year such as 1999. If so, 2000 may be a year of recovery for fixed-income investing.
    In addition, many analysts believe bond markets have in the past fared well on the down side of a Fed tightening cycle. If analysts are correct, the current tightening cycle may end by mid-year, and a strong rally could follow. Assuming economic growth and low inflation continue on their current path, there's every reason to be optimistic about fixed-income funds.
    The changeable nature of the markets reinforces our confidence in the wisdom of investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how shifting market conditions affect you and your portfolio--and help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the six months ended January 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative.
    If you have any questions or comments, we invite you to contact Institutional Customer Service at 800-659-1005 during normal business hours.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                             THE MANAGERS' OVERVIEW

FUND WEATHERS ROCKY TREASURY MARKET

A ROUNDTABLE DISCUSSION WITH THE FUND MANAGEMENT TEAM FOR AIM LIMITED MATURITY TREASURY FUND--INSTITUTIONAL CLASS ABOUT THE SIX-MONTH PERIOD ENDED JANUARY 31, 2000.

HOW DID AIM LIMITED MATURITY TREASURY FUND--INSTITUTIONAL CLASS PERFORM DURING THE SIX-MONTH REPORTING PERIOD?
By maintaining our disciplined investment focus, we were able to sustain a relatively low level of volatility in the fund during the reporting period. The fund's net asset value (NAV) per share stayed between $9.92 and $10.04 during the last six months.
    The fund continued to provide attractive income during the reporting period. As of January 31, 2000, the 30-day distribution rate at NAV was 5.34%. The 30-day SEC yield at NAV was 5.99%.
    Total return for the fund for the six months ended January 31, 2000, was 1.43%. (Had the advisor not absorbed fund expenses in the past, total returns would have been lower.) Comparatively, the Lehman 1-2 Year U.S. Government Bond Index had a return of 1.64% for the reporting period.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE REPORTING PERIOD?
The question throughout the reporting period was whether or not the U.S. Federal Reserve Board (the Fed) would need to raise interest rates to forestall inflation. Much was made of the historical link between low unemployment and inflation, even though the United States (with record low unemployment and a blazing economy) showed no visible signs of upward price pressures. Despite such persistent fears, the U.S. economy continued to experience a near-record level of consumer confidence. Key economic indicators showed that even in the face of blistering economic growth, the United States remained largely inflation-free.
    Acting pre-emptively, the Fed raised the key federal funds rate from 5.00% to 5.50% with moves in August and November following its July rate hike. Each of these moves was widely anticipated by investors because of the country's continued economic strength. Of course, rising interest rates meant falling bond prices, and yields

YIELD CURVE--U.S. TREASURY SECURITIES

As of 1/31/00, with time to maturity

================================================================================

3-6 months      6.08
                6.29

1-3 years       6.24      AREA OF INVESTMENT FOCUS
                6.59

  5 years       6.69

 10 years       6.67

 30 years       6.49

Source: Bloomberg

Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
================================================================================
across Treasury securities moved steadily upward during the reporting period, making 1999 the second-worst year ever for the Treasury market.
    Near the end of the reporting period, economic indicators pointed to a still-benign inflation environment. Driven by rising energy costs, inflation rose at a 2.7% pace in 1999, according to the Labor Department, more than the 1.6% increase recorded in 1998. However, the core Consumer Price Index, which strips out fluctuating commodities prices, rose only 1.9%, its slowest gain since 1965. Nevertheless, a slight rise in labor costs, as reported by the Labor Department at the end of January, may be a sign of things to come.

DID YOU MANAGE THE FUND DIFFERENTLY, GIVEN THE CHALLENGING MARKET ENVIRONMENT? We did not make any adjustments to our management strategy, and the fund performed well over the reporting period compared to the general fixed-income universe. The fund is designed to provide steady income at relative price stability over time, so we employ a fixed strategy--buying two-year Treasury notes and selling them when they have one year left to maturity. We only buy short-maturity Treasuries that have fairly stable prices even in an environment of rising interest rates. We think the short maturity of the fund's portfolio helps insulate its NAV from interest-rate volatility, making its NAV less sensitive to interest-rate fluctuations than longer-term fixed-income securities. Further, holding the fund's securities in evenly weighted positions provides a fairly consistent yield. The fact that the fund has produced a positive total return every year since its inception points to the success of our consistent strategy.

WHY HAS THE TREASURY YIELD CURVE BECOME INVERTED?
We think there are a couple of factors involved. Late in the reporting period the yield on the 30-year Treasury bond fell below that of 10- and five-year notes to create an inverted yield curve, shown at left. This inversion suggests that investors are anticipating higher short-term rates in the near future, fueled by perceived inflation fears and possible Fed actions. Some investors are buying longer-term securities because once inflation fears have subsided and overall interest rates start to fall, the price of long-term securities will again rise.
    A second factor affecting the yield curve is the Treasury Department's plan to buy back $32 billion of its own 10- to 30-year debt and streamline its auction schedule. Thirty-year bonds are to be sold only twice per year, which has caused a perceived scarcity in the market--the old "supply and demand" story. We think the scarcity value of the 30-year bond is overstated right now. This environment has also made the 10-year Treasury note, which has long been the benchmark for yields in the mortgage-backed and corporate market, more of a general benchmark for interest rates. At any rate, we think the inverted Treasury yield curve is likely to continue until the Fed's tightening cycle ends.

WHAT IS YOUR SHORT-TERM OUTLOOK?
In February, after the close of the reporting period, the Fed raised the federal funds rate to 5.75%. Most market participants saw the rate hike coming because of numerous factors, including surging economic growth, robust consumer spending and almost nonexistent disruption from the year-2000 date rollover. Soon after the rate hike, the yield on the Treasury's long bond fell below that of the two-year note for the first time since 1990.
    The Fed remains concerned that low unemployment, high consumer spending and strong stock market gains will spark a rise in inflation, which erodes a bond's principal and coupon payments. Most market participants expect the Fed to tighten rates by at least another 25 basis points during the first six months of 2000. We look for continued upward pressure on interest rates as a result. With the short maturities of the securities held in the fund's portfolio, we think the fund's NAV will not be highly sensitive to interest-rate moves.

AVERAGE ANNUAL TOTAL RETURNS

================================================================================
For periods ended 1/31/00,
the close of the reporting period

Inception (7/13/87)                                6.36%

10 years                                           6.10

 5 years                                           5.73

 1 year                                            2.61

For periods ended 12/31/99, the most recent calendar quarter end

Inception (7/13/87)                                6.40%

10 years                                           6.12

 5 years                                           6.00

 1 year                                            2.88

Past performance cannot guarantee comparable future results.
================================================================================

SCHEDULE OF INVESTMENTS

January 31, 2000
(Unaudited)

                                                                    PRINCIPAL
                                                                     AMOUNT        MARKET
                                                         MATURITY     (000)        VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-99.46%

5.00%                                                    02/28/01    $29,200    $ 28,777,768
--------------------------------------------------------------------------------------------
4.875%                                                   03/31/01     29,800      29,275,818
--------------------------------------------------------------------------------------------
5.00%                                                    04/30/01     29,050      28,543,368
--------------------------------------------------------------------------------------------
5.25%                                                    05/31/01     29,090      28,630,669
--------------------------------------------------------------------------------------------
5.75%                                                    06/30/01     29,740      29,426,243
--------------------------------------------------------------------------------------------
5.50%                                                    07/31/01     29,600      29,165,176
--------------------------------------------------------------------------------------------
5.50%                                                    08/31/01     29,640      29,173,170
--------------------------------------------------------------------------------------------
5.625%                                                   09/30/01     29,950      29,500,151
--------------------------------------------------------------------------------------------
5.875%                                                   10/31/01     29,100      28,753,128
--------------------------------------------------------------------------------------------
5.875%                                                   11/30/01     29,200      28,834,708
--------------------------------------------------------------------------------------------
6.125%                                                   12/31/01     29,200      28,948,296
--------------------------------------------------------------------------------------------
6.375%                                                   01/31/02     30,000      29,875,800
============================================================================================
    Total U.S. Treasury Securities (Cost $353,018,856)                           348,904,295
============================================================================================
    TOTAL INVESTMENTS-99.46%                                                     348,904,295
============================================================================================
    OTHER ASSETS LESS LIABILITIES-0.54%                                            1,900,083
============================================================================================
    NET ASSETS-100.00%                                                          $350,804,378
============================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost $353,018,856)              $348,904,295
--------------------------------------------------------------------------
Cash                                                                77,461
--------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                 595,082
--------------------------------------------------------------------------
  Interest                                                       4,053,720
--------------------------------------------------------------------------
Investment in deferred compensation plan                            37,704
--------------------------------------------------------------------------
Other assets                                                        31,019
--------------------------------------------------------------------------
    Total assets                                               353,699,281
--------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                                         2,181,060
--------------------------------------------------------------------------
  Dividends                                                        418,235
--------------------------------------------------------------------------
  Deferred compensation                                             37,704
--------------------------------------------------------------------------
Accrued advisory fees                                               60,292
--------------------------------------------------------------------------
Accrued administrative service fees                                  7,079
--------------------------------------------------------------------------
Accrued distribution fees                                           66,656
--------------------------------------------------------------------------
Accrued transfer agent fees                                         40,482
--------------------------------------------------------------------------
Accrued operating expenses                                          83,395
--------------------------------------------------------------------------
    Total liabilities                                            2,894,903
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                   $350,804,378
==========================================================================

NET ASSETS:

Class A                                                       $347,153,173
==========================================================================
Institutional Class                                           $  3,651,205
==========================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                         35,006,965
==========================================================================
Institutional Class                                                368,061
==========================================================================
Class A:
  Net asset value and redemption price per share              $       9.92
--------------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.92 / 99.00%)                       $      10.02
--------------------------------------------------------------------------
Institutional Class:
  Net asset value, redemption price and offering price per
    share                                                     $       9.92
==========================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended January 31, 2000
(Unaudited)

INVESTMENT INCOME:

Interest                                                      $10,362,285
-------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     390,701
-------------------------------------------------------------------------
Administrative services fees                                       44,260
-------------------------------------------------------------------------
Transfer agent fees-Class A                                       213,202
-------------------------------------------------------------------------
Transfer agent fees-Institutional Class                             1,064
-------------------------------------------------------------------------
Distribution fees-Class A (see Note 2)                            283,106
-------------------------------------------------------------------------
Other                                                              72,012
-------------------------------------------------------------------------
    Total expenses                                              1,004,345
-------------------------------------------------------------------------
Less: Expenses paid indirectly                                     (2,126)
-------------------------------------------------------------------------
    Net expenses                                                1,002,219
-------------------------------------------------------------------------
Net investment income                                           9,360,066
-------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (2,510,796)
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (1,791,186)
-------------------------------------------------------------------------
      Net gain (loss) from investment securities               (4,301,982)
-------------------------------------------------------------------------
Net increase in net assets resulting from operations          $ 5,058,084
=========================================================================

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended January 31, 2000 and the year ended July 31, 1999 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  9,360,066    $ 19,679,426
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (2,510,796)      1,359,439
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (1,791,186)     (3,023,894)
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         5,058,084      18,014,971
------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                       (9,040,912)    (18,245,067)
------------------------------------------------------------------------------------------
  Institutional Class                                             (328,535)     (1,523,201)
------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                      (38,668,543)     46,655,684
------------------------------------------------------------------------------------------
  Institutional Class                                          (13,364,206)    (33,718,444)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (56,344,112)     11,183,943
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          407,148,490     395,964,547
------------------------------------------------------------------------------------------
  End of period                                               $350,804,378    $407,148,490
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $361,526,741    $413,559,490
------------------------------------------------------------------------------------------
  Undistributed net investment income                               20,373          29,754
------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (6,628,174)     (4,117,378)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (4,114,562)     (2,323,376)
------------------------------------------------------------------------------------------
                                                              $350,804,378    $407,148,490
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of two separate series portfolios. The Fund currently offers two different classes of shares:
Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent this investment objective, the highest total return achievable.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the above method are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes.
C. Distributions -- It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
        The Fund has a capital loss carryforward of $2,924,409 as of July 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2005.

E. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2000, AIM was paid $44,260 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended January 31, 2000, AFS was paid $106,489 for such services. The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares. The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the six months ended January 31, 2000, the Fund paid AIM Distributors $283,106 as compensation under the Plan.
    AIM Distributors received commissions of $34,488 from sales of the Class A shares of the Fund during the six months ended January 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS, FMC and AIM Distributors.
    During the six months ended January 31, 2000, the Fund paid legal fees of $1,918 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended January 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,126 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $2,126 during the six months ended January 31, 2000.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2000 was $241,261,337 and $296,334,093, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2000 was as follows:

Aggregate unrealized appreciation of investment securities    $        --
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (4,565,056)
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(4,565,056
=========================================================================

Cost of investments for tax purposes is $353,469,351.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2000 and the year ended July 31, 1999 were as follows:

                                          JANUARY 31, 2000                JULY 31, 1999
                                     ---------------------------   ---------------------------
                                       SHARES         AMOUNT         SHARES         AMOUNT
                                     -----------   -------------   -----------   -------------
Sold:
  Class A                             11,082,345   $ 110,779,368    66,719,952   $ 675,218,081
----------------------------------------------------------------------------------------------
  Institutional Class                    177,195       1,772,353       489,034       4,947,727
----------------------------------------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                                746,576       7,459,152     1,524,802      15,430,990
----------------------------------------------------------------------------------------------
  Institutional Class                        749           7,482         1,998          20,239
----------------------------------------------------------------------------------------------
Reacquired:
  Class A                            (15,704,601)   (156,907,063)  (63,662,111)   (643,993,387)
----------------------------------------------------------------------------------------------
  Institutional Class                 (1,517,739)    (15,144,041)   (3,809,602)    (38,686,410)
----------------------------------------------------------------------------------------------
                                      (5,215,475)  $ (52,032,749)    1,264,073   $  12,937,240
==============================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class outstanding during the six months ended January 31, 2000 and during each of the years in the five-year period ended July 31, 1999.

                                                                                  JULY 31,
                                             JANUARY 31,     ---------------------------------------------------
                                               2000(a)        1999      1998      1997        1996        1995
                                             -----------     -------   -------   -------    --------    --------
Net asset value, beginning of period         $     10.03     $ 10.07   $ 10.07   $  9.97    $  10.03    $   9.96
-------------------------------------------  -----------     -------   -------   -------    --------    --------
Income from investment operations:
  Net investment income                             0.25        0.49      0.56      0.56        0.58        0.57
-------------------------------------------  -----------     -------   -------   -------    --------    --------
  Net gains (losses) on securities (both
    realized and unrealized)                       (0.11)      (0.04)       --      0.10       (0.06)       0.07
-------------------------------------------  -----------     -------   -------   -------    --------    --------
    Total from investment operations                0.14        0.45      0.56      0.66        0.52        0.64
-------------------------------------------  -----------     -------   -------   -------    --------    --------
Less distributions:
  Dividends from net investment income             (0.25)      (0.49)    (0.56)    (0.56)      (0.58)      (0.57)
-------------------------------------------  -----------     -------   -------   -------    --------    --------
Net asset value, end of period               $      9.92     $ 10.03   $ 10.07   $ 10.07    $   9.97    $  10.03
===========================================  ===========     =======   =======   =======    ========    ========
Total return(b)                                     1.43%       4.55%     5.66%     6.79%       5.27%       6.61%
===========================================  ===========     =======   =======   =======    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $     3,651     $17,131   $50,609   $48,866    $143,468    $129,530
===========================================  ===========     =======   =======   =======    ========    ========
Ratio of expenses to average net assets             0.29%(c)    0.31%     0.32%     0.31%       0.27%       0.28%
===========================================  ===========     =======   =======   =======    ========    ========
Ratio of net investment income to average
  net assets                                        5.01%(c)    4.84%     5.51%     5.56%       5.72%       5.70%
===========================================  ===========     =======   =======   =======    ========    ========
Portfolio turnover rate                               62%        184%      133%      130%        117%        120%
===========================================  ===========     =======   =======   =======    ========    ========

(a) Calculated using average shares outstanding.

(b) Total returns are not annualized for periods less than one year.

(c) Ratios are annualized and based on average net assets of $13,154,310.

                               SEMI-ANNUAL REPORT

                                JANUARY 31, 2000

                                 AIM INVESTMENT
                                SECURITIES FUNDS

                              AIM LIMITED MATURITY
                                 TREASURY FUND

                              INSTITUTIONAL CLASS


                                    TRUSTEES

Charles T. Bauer                                               Carl Frishling
Bruce L. Crockett                                            Robert H. Graham
Owen Daly II                                               Prema Mathai-Davis
Edward K. Dunn Jr                                            Lewis F. Pennock
Jack M. Fields                                                 Louis S. Sklar


                                    OFFICERS

Charles T. Bauer                                                     Chairman
Robert H. Graham                                                    President
Gary T. Crum                                            Senior Vice President
Carol F. Relihan                            Senior Vice President & Secretary
Melville B. Cox                                                Vice President
Karen Dunn Kelley                                              Vice President
Dana R. Sutton                                     Vice President & Treasurer
Renee A. Friedli                                          Assistant Secretary
P. Michelle Grace                                         Assistant Secretary
Nancy L. Martin                                           Assistant Secretary
Ofelia M. Mayo                                            Assistant Secretary
Lisa A. Moss                                              Assistant Secretary
Kathleen J. Pflueger                                      Assistant Secretary
Samuel D. Sirko                                           Assistant Secretary
Stephen I. Winer                                          Assistant Secretary
Mary J. Benson                 Assistant Vice President & Assistant Treasurer
Sheri Morris                   Assistant Vice President & Assistant Treasurer



                               INVESTMENT ADVISOR
                              A I M Advisors, Inc.
                          11 Greenway Plaza, Suite 100
                                Houston, TX 77046
                                  800-347-1919

                                   DISTRIBUTOR
                             Fund Management Company
                          11 Greenway Plaza, Suite 100
                                Houston, TX 77046
                                  800-659-1005

                                    CUSTODIAN
                              The Bank of New York
                        90 Washington Street, 11th Floor
                               New York, NY 10286

                              LEGAL COUNSEL TO FUND
                     Ballard Spahr Andrews & Ingersoll, LLP
                         1735 Market Street, 51st Floor
                           Philadelphia, PA 19103-7599

                            LEGAL COUNSEL TO TRUSTEES
                      Kramer, Levin, Naftalis & Frankel LLP
                                919 Third Avenue
                               New York, NY 10022

                                 TRANSFER AGENT
                            A I M Fund Services, Inc.
                                  P.O. Box 4739
                             Houston, TX 77210-47392

         This report may be distributed only to current shareholders or to persons who have received a current prospectus.

                     [FUND MANAGEMENT LOGO APPEARS HERE]


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